UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 1, 2014
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The news release dated October 1, 2014 of Ford Motor Company (“Ford”) concerning U.S. retail sales in September 2014 is filed as Exhibit 99 to this Report and incorporated by reference herein.

Gross stocks for the periods shown were as follows:

	Cars	Trucks	Utilities	Total	Days’ Supply
September 2014	154,000	297,000	145,000	596,000	83
August 2014	155,000	307,000	124,000	586,000	75
September 2013	188,000	245,000	144,000	577,000	75

Fleet sales as a percentage of total sales for the periods shown were as follows:

September 2014	7%	6%	11%	24%
September 2013	11%	5%	11%	27%
YTD September 2014	10%	6%	13%	29%
YTD September 2013	12%	5%	13%	30%

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	News release dated October 1, 2014	Filed with this Report
of Ford Motor Company concerning
September 2014 U.S. retail sales

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: October 1, 2014	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

*
Any reference in the attached exhibit(s) to Ford’s corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Designation	Description

Exhibit 99	News release dated October 1, 2014 of Ford Motor Company
concerning September 2014 U.S. retail sales